                                                      THE EMERGING MARKETS
                                                       TELECOMMUNICATIONS
                                                           FUND, INC.


                                                          ANNUAL REPORT
                                                        NOVEMBER 30, 2002



     [ETF LISTED NYSE(R) LOGO]


           3018-AR-02

 CONTENTS

Letter to Shareholders                                                     1

Portfolio Summary                                                          4

Schedule of Investments                                                    6

Statement of Assets and Liabilities                                        9

Statement of Operations                                                   10

Statement of Changes in Net Assets                                        11

Statement of Cash Flows                                                   12

Financial Highlights                                                      14

Notes to Financial Statements                                             16

Report of Independent Accountants                                         24

Results of Meetings of Shareholders                                       25

Description of Investlink(SM) Program                                     26

Additional Information Regarding the Fund's Directors and Officers        29

================================================================================

 LETTER TO SHAREHOLDERS

                                                                January 22, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended
November 30, 2002. The Fund's total return for the period, based on net asset value ("NAV"), was down 13.30%, vs. an increase of 4.95% for the Morgan Stanley Capital International Emerging Markets Free Index* ("EMF") and a decline of 15.36% for the telecommunications services subsector of EMF.

As of November 30, 2002, the Fund's NAV was $7.30 per share, compared with $8.42 on November 30, 2001. Total net assets were $66,937,086.

THE MARKET

The period was another poor one for the world's telecom stocks, hurt by a confluence of negative factors. First, there was the strong aversion to risk that hampered stocks in general, amid a slowing global economy, heightened geopolitical tensions and reports of corporate accounting troubles in the U.S. In addition, there remained some industry-specific concerns, foremost among them overcapacity, financing difficulties in the wake of heavy commitment to third-generation wireless expenditures, and, in certain areas, regulatory hindrances. Also of note, the scandal involving WorldCom (which the Fund did not own during the year ended November 30, 2002), one of the worst accounting blow-ups, weighed heavily on telecom shares as investors sought to avoid any potential landmines.

Emerging market telecom stocks, though poor performers in absolute terms, held up better than their developed market counterparts, as they were less affected by the industry burdens noted above. On a positive note, global telecom stocks ended the period with a bounce, advancing in October and November as risk concerns (perhaps temporarily) eased.

PERFORMANCE: POOR IN ABSOLUTE TERMS

The Fund's loss reflected the negative backdrop for the stocks it targeted during the period. However, compared with the broad market for emerging telecom stocks, the Fund was aided by good stock selection within Asia. The Fund's Asian holdings collectively had a gain in the year, paced by its Indonesian and South Korean stocks. The Fund's Latin American holdings had a loss, yet outperformed that region's telecom stocks as a group. One factor that hurt the Fund's relative return was its exposure to private equities, which accounted for roughly 31% of the portfolio in the period and which had negative performance. That aside, we continue to favor these holdings for their long-term potential.

================================================================================

PORTFOLIO STRUCTURE AND STRATEGY: DIVERSIFICATION

TOP 10 HOLDINGS, BY ISSUER#

                                                         % OF
     HOLDING                 COUNTRY/REGION           NET ASSETS
     -------                 --------------           ----------
 1.  SK Telecom                South Korea                13.4
 2.  China Mobile               Hong Kong                 12.7
 3.  America Movil               Mexico                    8.7
 4.  Telefonos de Mexico         Mexico                    8.7
 5.  Em Mkts Ventures            Global                    6.9
 6.  Samsung Electronics       South Korea                 6.6
 7.  Jamaican Assets I           Jamaica                   4.5
 8.  VimpelCom                   Russia                    3.9
 9.  PT Telekom                 Indonesia                  3.3
10.  Concord Ventures            Israel                    2.7
                                                          ----
     Total                                                71.4
                                                          ====

----------
# Company names are abbreviations of those found in the chart on page 5.

[CHART]

                                COUNTRY BREAKDOWN
                                (% of net assets)

Hong Kong                         12.67
Israel                            11.79
Mexico                            17.40
South Korea                       19.96
Other##                           23.41
Russia                             6.76
Global                             8.01

----------
## Other includes countries below 5% of net assets.

We remained fairly well diversified by region through the period, in an attempt to limit overall portfolio risk. In terms of regional adjustments, we pared our exposure to certain Asian stocks in the wake of good performance. We reduced our weighting in Brazil early in 2002 due in part to political concerns, and we increased our exposure to Russia on stock-specific factors.

OUTLOOK

We believe that developed market telecom stocks could continue to struggle for a spell, hampered by fierce competition and lack of pricing power; high debt levels and a potentially negative equity overhang; and, in certain areas, a continued difficult regulatory environment. These factors, along with general risk concerns, have contributed to the group's prolonged weakness, and it may take some time for conditions to improve.

That said, we are more optimistic about emerging market telecom stocks than we were a year ago. Few emerging telecom markets suffer from the problems in developed markets. In addition, valuations on emerging market stocks have returned to pre-bubble levels, and they now range from reasonable to quite cheap in our view. Provided that the global economy continues to expand, even if only modestly, and assuming that industry conditions improve further, investors could begin to re-target these stocks. However, we expect to see a wide disparity in performance in any rally, and we believe that regional allocation and company selection will be critical.

In terms of how we are positioning the Fund, our bias has remained in favor of Asia, where we see continued growth, improving returns on equity and mostly favorable regulatory conditions.

One Asian market we are monitoring for potential opportunities is China. We were underweighted in that market late in the period, due largely to an ongoing IPO, by China's government, of a large telecom company. The government was taking about 20% of the company public, and we sought to avoid any downward pressure on the stock and China's

================================================================================
broader stock market that a surge in supply might bring. That said, we like China's growth profile and believe that certain of the market's telecom companies may soon begin to pay dividends. Hence, our inclination to re-build the exposure when the time seems right.

Elsewhere of note, we ended the period with minimal exposure to Brazil. We will continue to monitor the country closely. While the left-leaning Presidential candidate, who won the election in October, has made some market-friendly comments recently, we still see significant political risks and we have concerns regarding the country's problematic debt and regulation backdrop. We reduced our exposure to Mexico late in the period on stock-specific grounds, although we continued to see what we believe are attractive opportunities here.

Respectfully,


/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 26 through 28 of this report.


--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He holds an M.A. in International Business Relations from the Central School of Commerce in Warsaw, as well as an M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund and The Chile Fund, Inc. He also is an Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc.

================================================================================

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

 SECTOR ALLOCATION

                                     NOVEMBER 30, 2002   NOVEMBER 30, 2001
Cellular Telecommunications                     40.58%              24.49%
Diversified Operations                           1.51%               1.09%
Electronics                                      0.00%               2.74%
Investment & Holding Companies                   5.49%               7.54%
Telecommunications                              16.56%              17.84%
Telephone-Integrated                            13.01%              14.27%
Venture Capital                                 16.51%              15.06%
Other                                            3.31%               9.83%
Cash & Other Assets                              3.03%               7.14%

[CHART]

 GEOGRAPHIC ASSET BREAKDOWN

                                NOVEMBER 30, 2002    NOVEMBER 30, 2001
Asia                                       49.40%               42.24%
Carribean                                   4.53%                2.77%
Europe                                      0.00%                1.39%
Latin America                              21.92%               23.69%
Middle East                                11.79%               13.17%
North America                               1.32%                1.21%
Global                                      8.01%                8.39%
Cash & Other Assets                         3.03%                7.14%

================================================================================

[CHART]

 SUMMARY OF SECURITIES BY COUNTRY/REGION

                  NOVEMBER 30, 2002   NOVEMBER 30, 2001
Asia                          2.46%               1.71%
Chile                         2.26%               2.95%
Hong Kong                    12.67%               6.70%
Indonesia                     3.32%               0.00%
Israel                       11.79%              12.29%
Jamaica                       4.53%               2.77%
Mexico                       17.40%              15.42%
Russia                        6.76%               0.55%
South Korea                  19.96%              23.88%
Taiwan                        1.30%               4.52%
Thailand                      0.00%               3.29%
Global                        8.01%               8.39%
Other                         6.51%              10.39%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                   PERCENT OF
     HOLDING                                           SECTOR                   COUNTRY/REGION     NET ASSETS
-------------------------------------------------------------------------------------------------------------
  1. SK Telecom Co., Ltd.                    Cellular Telecommunications          South Korea         13.4
-------------------------------------------------------------------------------------------------------------
  2. China Mobile (Hong Kong) Ltd.           Cellular Telecommunications           Hong Kong          12.7
-------------------------------------------------------------------------------------------------------------
  3. America Movil, S.A. de C.V.             Cellular Telecommunications            Mexico             8.7
-------------------------------------------------------------------------------------------------------------
  4. Telefonos de Mexico, S.A. de C.V.          Telephone-Integrated                Mexico             8.7
-------------------------------------------------------------------------------------------------------------
  5. Emerging Markets Ventures I L.P.              Venture Capital                  Global             6.9
-------------------------------------------------------------------------------------------------------------
  6. Samsung Electronics Co., Ltd.               Telecommunications               South Korea          6.6
-------------------------------------------------------------------------------------------------------------
  7. Jamaican Assets I, L.P.               Investment & Holding Companies           Jamaica            4.5
-------------------------------------------------------------------------------------------------------------
  8. AO VimpelCom                            Cellular Telecommunications            Russia             3.9
-------------------------------------------------------------------------------------------------------------
  9. PT Telekomunikasi Indonesia                 Telecommunications                Indonesia           3.3
-------------------------------------------------------------------------------------------------------------
 10. Concord Ventures II Fund L.P.                 Venture Capital                  Israel             2.7
-------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS        VALUE
----------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-96.97%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-89.20%

 ASIA-2.46%

INVESCO AsiaNET Fund plc+                                   97,560     $   365,850
Nirvana Capital Ltd.+#*                                     42,000         136,190
TVG Asian Communications
 Fund II, L.P.+ ++#                                      1,727,586       1,148,000
                                                                       -----------
TOTAL ASIA (Cost $3,006,006)                                             1,650,040
                                                                       -----------
 CHILE-2.26%

Compania de Telecomunicaciones
 de Chile S.A., ADR
 (Cost $1,722,657)                                         157,500       1,513,575
                                                                       -----------
 HONG KONG-12.67%

China Mobile (Hong Kong) Ltd.+
 (Cost $9,762,307)                                       3,202,000       8,478,775
                                                                       -----------
 INDIA-1.42%

Mahanagar Telephone Nigam
  Ltd., ADR                                                226,500         921,855
The India Media, Internet and
 Communications Fund Ltd.+*                                 87,623          32,421
                                                                       -----------
TOTAL INDIA (Cost $1,344,048)                                              954,276
                                                                       -----------
 INDONESIA-3.32%

PT Telekomunikasi Indonesia
 (Cost $1,423,969)                                       5,620,500       2,222,531
                                                                       -----------
 ISRAEL-11.58%

BPW Israel Ventures LLC+ ++#                             1,121,970         778,887
Concord Ventures II Fund L.P.+ ++#                       3,000,000       1,820,145
ECI Telecom Ltd.+                                            7,103          17,757
Formula Ventures L.P.+ ++#                               1,399,747         765,802
Giza GE Venture Fund III, L.P.+ ++#                      1,375,000         823,405
Global Wireless Holdings Inc.
 C.V., PNB+*                                                48,122               0
K.T. Concord Venture
 Fund L.P.+ ++                                           2,000,000       1,425,657
Lynx Photonic Networks+*                                   375,394         781,378
Lynx Series E+*                                            493,000     $   498,488
Neurone Ventures II, L.P.+ ++#                             270,000         184,655
NexusData, Inc., Warrants
 (expiring 01/09/03)+ ++                                    16,800               0
Nexus Telocation Systems Ltd.+                             152,755          24,441
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+ ++#                                 750,000         490,553
Walden-Israel Ventures III, L.P.+ ++#                      220,000         143,192
                                                                       -----------
TOTAL ISRAEL (Cost $11,550,390)                                          7,754,360
                                                                       -----------
 LATIN AMERICA-1.51%

J.P. Morgan Latin America
 Capital Partners (Cayman), L.P.+ ++                       544,018         450,518
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.+ ++#                          1,118,391         558,882
                                                                       -----------
TOTAL LATIN AMERICA (Cost $1,333,150)                                    1,009,400
                                                                       -----------
 MALAYSIA-1.51%

Maxis Communications Berhad+
 (Cost $899,777)                                           698,000       1,010,263
                                                                       -----------
 MEXICO-17.40%

America Movil, S.A. de C.V                                 385,700       5,843,355
Telefonos de Mexico, S.A. de
 C.V., Class L ADR                                         180,000       5,803,200
                                                                       -----------
TOTAL MEXICO (Cost $13,214,195)                                         11,646,555
                                                                       -----------
 RUSSIA-6.76%

AO VimpelCom, ADR+                                          75,200       2,633,504
Independent Network Television,
 Series II+ ++                                           1,000,000         500,000
Rostelecom, ADR+                                           187,400       1,388,634
                                                                       -----------
TOTAL RUSSIA (Cost $3,965,976)                                           4,522,138
                                                                       -----------
 SOUTH KOREA-19.96%

Samsung Electronics Co., Ltd.                               13,700       4,386,267
SK Telecom Co., Ltd.                                        36,930       7,592,228
SK Telecom Co., Ltd., ADR                                   61,400       1,381,500
                                                                       -----------
TOTAL SOUTH KOREA (Cost $11,585,716)                                    13,359,995
                                                                       -----------

================================================================================

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS        VALUE
----------------------------------------------------------------------------------
 TAIWAN-0.34%

Taiwan Cellular Corp.
 (Cost $324,999)                                           285,570     $   226,251
                                                                       -----------
 THAILAND-0.00%

TelecomAsia Corp. Public Co.
 Ltd., Foreign Registered,
 Warrants (expiring 04/03/08)
 (Cost $0)                                               1,717,483               0
                                                                       -----------
 GLOBAL-8.01%

Emerging Markets Ventures
 I L.P+ ++#                                              6,590,784       4,619,019
International Wireless
 Communications Holdings
 Corp.+ ++                                                  15,092               0
TeleSoft Partners L.P.+ ++                               1,250,000         348,100
TeleSoft Partners II QP, L.P.+ ++#                         900,000         395,721
                                                                       -----------
TOTAL GLOBAL (Cost $8,518,409)                                           5,362,840
                                                                       -----------
TOTAL EMERGING COUNTRIES
 (Cost $68,651,599)                                                     59,710,999
                                                                       -----------
 EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-1.32%

 FRANCE-0.00%

Alcatel S.A., ADR
 (Cost $2,822)                                                 199           1,136
                                                                       -----------

 UNITED STATES-1.32%

Global TeleSystems, Inc.+                                   91,876             110
Technology Crossover Ventures
 IV, L.P.+ ++#                                           1,272,200         881,096
                                                                       -----------
TOTAL UNITED STATES (Cost $3,122,482)                                      881,206
                                                                       -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $3,125,304)                                                         882,342
                                                                       -----------
EQUITY SECURITES OF COMPANIES PROVIDING
  OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT
  OF AN EMERGING COUNTRY'S
  INFRASTRUCTURE-6.45%

 ARGENTINA-0.75%

Exxel Capital Partners V, L.P.+ ++
 (Cost $2,073,280)                                       1,897,761     $   502,770
                                                                       -----------
 CANADA-0.00%

Officeland Inc., PNA*+(a)                                  168,067               0
Officeland Inc., PNC*+(b)                                  133,654               0
                                                                       -----------
TOTAL CANADA (Cost $638,256)                                                     0
                                                                       -----------
 ISRAEL-0.21%

The Renaissance Fund LDC+ ++
 (Cost $548,072)                                               160         138,434
                                                                       -----------
 JAMAICA-4.53%

Jamaican Assets I, L.P.+ ++
 (Cost $791,871)                                           661,454       3,034,050
                                                                       -----------
 TAIWAN-0.96%

Far Eastern Textile Ltd.
 (Cost $1,391,899)                                       1,724,944         641,077
                                                                       -----------
TOTAL OTHER ESSENTIAL
 SERVICES (Cost $5,443,378)                                              4,316,331
                                                                       -----------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $77,220,281)                                          64,909,672
                                                                       -----------

================================================================================

                                                         PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                               (000'S)        VALUE
----------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT-3.38%

 GRAND CAYMAN-3.38%

Brown Brothers
 Harriman & Co., overnight deposit,
 0.49%** (Cost $2,265,000)                                  $2,265     $ 2,265,000
                                                                       -----------
TOTAL INVESTMENTS-100.35%
 (Cost $79,485,281) (Notes A, D, F)                                     67,174,672
                                                                       -----------
LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS-(0.35)%                                            (237,586)
                                                                       -----------
NET ASSETS-100.00%                                                     $66,937,086
                                                                       ===========

--------------------------------------------------------------------------------
+    Security is non-income producing.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of November 30, 2002, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($180,000), TVG Asian Communications Fund II, L.P. ($2,272,414), BPW Israel Ventures LLC ($1,178,030), Concord Ventures II Fund L.P. ($1,000,000), Formula Ventures L.P. ($100,254), Giza GE Venture Fund III, L.P. ($1,375,000), Neurone Ventures II, L.P. ($480,000), SVE Star Ventures Enterprises GmbH & Co.
     No. IX KG ($1,250,000), Walden-Israel Ventures III, L.P. ($1,155,000),
     J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($4,708,566), Emerging Markets Ventures I L.P. ($1,097,790), TeleSoft Partners II QP, L.P. ($1,500,000) and Technology Crossover Ventures IV, L.P. ($727,800). The aggregate amount of open commitments for the Fund is $17,024,854.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
(a) With an additional 134,453 warrants attached, expiring 04/21/05, with no market value.
(b) With an additional 133,654 warrants attached, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.

The following is a breakdown of the equity or equity-linked securities portion of the Fund, by industry classification, as of November 30, 2002.

                                        % OF NET
INDUSTRY                                 ASSETS
--------                                --------
Cellular Telecommunications               40.58
Diversified Operations                     1.51
Internet Services                          1.36
Investment & Holding Companies             5.49
Technology                                 0.20
Telecommunications                        16.56
Telephone-Integrated                      13.01
Television                                 0.75
Textiles                                   0.96
Venture Capital                           16.51
Wireless Equipment                         0.04
                                          -----
    Total                                 96.97
                                          =====

================================================================================

8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2002
--------------------------------------------------------------------------------

 ASSETS

Investments, at value(1) (Cost $79,485,281) (Notes A, D, F)                                  $ 67,174,672
Cash (including $7,169 of foreign currencies with a cost of $8,027)                                 7,743
Collateral received from securities loaned (Note A)                                             2,842,985
Receivables:
  Investments sold                                                                                 90,564
  Dividends and distributions                                                                      13,952
Prepaid expenses                                                                                   11,757
                                                                                             ------------
Total Assets                                                                                   70,141,673
                                                                                             ------------
 LIABILITIES

Payables:
  Upon return of securities loaned (Note A)                                                     2,842,985
  Investment advisory fee (Note B)                                                                121,844
  Directors' fees                                                                                  13,053
  Administration fees (Note B)                                                                      8,989
  Other accrued expenses                                                                          217,716
                                                                                             ------------
Total Liabilities                                                                               3,204,587
                                                                                             ------------
NET ASSETS (applicable to 9,164,221 shares of common stock outstanding) (Note C)             $ 66,937,086
                                                                                             ============
NET ASSET VALUE PER SHARE ($66,937,086 DIVIDED BY 9,164,221)                                        $7.30
                                                                                                    =====
 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 9,164,221 shares issued and outstanding
 (100,000,000 shares authorized)                                                             $      9,164
Paid-in capital                                                                               171,243,678
Accumulated net realized loss on investments and foreign currency related transactions        (92,004,289)
Net unrealized depreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                     (12,311,467)
                                                                                             ------------
Net assets applicable to shares outstanding                                                  $ 66,937,086
                                                                                             ============

----------
(1) Includes securities out on loan to brokers with a market value of $2,694,982 at November 30, 2002.

================================================================================

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

 INVESTMENT LOSS

Income (Note A):
  Dividends                                                                               $    911,582
  Interest                                                                                      43,450
  Securities lending                                                                             6,486
  Net investment loss allocated from partnerships                                             (862,432)
  Less: Foreign taxes withheld                                                                 (86,297)
                                                                                          ------------
  Total Investment Income                                                                       12,789
                                                                                          ------------
Expenses:
  Investment advisory fees (Note B)                                                            899,134
  Administration fees (Note B)                                                                 110,489
  Tender offer fees                                                                             96,200
  Printing                                                                                      76,001
  Legal fees                                                                                    74,045
  Custodian fees                                                                                66,880
  Audit fees                                                                                    55,005
  Transfer agent fees                                                                           34,000
  NYSE listing fees                                                                             33,788
  Directors' fees                                                                               33,000
  Accounting fees                                                                               30,893
  Insurance                                                                                     10,065
  Other                                                                                         12,151
  Brazilian taxes                                                                                1,493
  Chilean repatriation taxes (Note A)                                                          116,416
                                                                                          ------------
  Total Expenses                                                                             1,649,560
                                                                                          ------------
  Net Investment Loss                                                                       (1,636,771)
                                                                                          ------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
  Investments                                                                              (17,639,960)
  Foreign currency related transactions                                                       (122,742)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                           6,126,011
                                                                                          ------------
Net realized and unrealized loss on investments and foreign currency
 related transactions                                                                      (11,636,691)
                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(13,273,462)
                                                                                          ============

================================================================================

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE FISCAL YEARS ENDED
                                                                                            NOVEMBER 30,
                                                                                 ---------------------------------
                                                                                     2002                2001
                                                                                 -------------       -------------
 DECREASE IN NET ASSETS

Operations:
  Net investment loss                                                            $  (1,636,771)      $  (1,461,630)
  Net realized loss on investments and foreign currency related transactions       (17,762,702)        (47,772,519)
  Net change in unrealized depreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currencies                 6,126,011          23,697,417
                                                                                 -------------       -------------
    Net decrease in net assets resulting from operations                           (13,273,462)        (25,536,732)
                                                                                 -------------       -------------
 Capital share transactions (Note H):
  Cost of 1,617,215 and 1,902,606 shares purchased, respectively,
   under tender offers                                                             (10,560,414)        (15,011,562)
  Cash paid in-lieu-of fractional shares                                                    --              (5,641)
                                                                                 -------------       -------------
    Total capital share transactions                                               (10,560,414)        (15,017,203)
                                                                                 -------------       -------------
    Total decrease in net assets                                                   (23,833,876)        (40,553,935)
                                                                                 -------------       -------------
 NET ASSETS

Beginning of year                                                                   90,770,962         131,324,897
                                                                                 -------------       -------------
End of year                                                                      $  66,937,086       $  90,770,962
                                                                                 =============       =============

================================================================================

See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

 INCREASE IN CASH FROM

Operating Activities:
  Investment income received                                                      $      7,256
  Operating expenses paid                                                           (1,674,953)
  Purchases of long-term portfolio investments                                     (76,337,937)
  Proceeds from disposition of long-term portfolio investments                      83,992,215
  Net proceeds from disposition of short-term portfolio investments                  4,575,000
                                                                                  ------------
Net increase in cash from operating activities                                                        $ 10,561,581

Financing Activities:
  Cash paid for shares purchased under tender offer (Note H)                       (10,560,414)
                                                                                  ------------
Net decrease in cash from financing activities                                                         (10,560,414)
                                                                                                      ------------
Net increase in cash                                                                                         1,167
Cash at beginning of year*                                                                                   6,576
                                                                                                      ------------
Cash at end of year                                                                                   $      7,743
                                                                                                      ============
 RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET INCREASE
 IN CASH FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations                                                  $(13,273,462)
Adjustments:
  Increase in dividends and interest receivable                                   $     (5,533)
  Increase in prepaid expenses                                                            (401)
  Decrease in accrued expenses                                                         (24,992)
  Net increase in cash from investing activities                                    12,229,278
  Net realized and unrealized loss on investments and foreign currency
    related transactions                                                            11,636,691
                                                                                  ------------
Total adjustments                                                                                       23,835,043
                                                                                                      ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                        $ 10,561,581
                                                                                                      ============

----------
* The amount shown is after a reclass of $6,840,000 from cash at the beginning of the year to short-term investment.

================================================================================

12                               See accompanying notes to financial statements.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS^
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares. For the Period

                                                       FOR THE FISCAL YEARS
                                                             ENDED                  FOR THE SIX MONTHS
                                                            NOVEMBER 30,                  ENDED
                                                     --------------------------         NOVEMBER 30,
                                                       2002               2001             2000
                                                     -------            -------    --------------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $8.42             $10.35            $18.36
                                                     -------            -------          --------
Net investment income/(loss)                           (0.15)+++          (0.12)++          (0.14)+
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                 (1.03)             (1.88)            (4.78)
                                                     -------            -------          --------
Net increase/(decrease) in net assets resulting
  from operations                                      (1.18)             (2.00)            (4.92)
                                                     -------            -------          --------
Dividends and distributions to shareholders:
  Net investment income                                   --                 --                --
  Net realized gain on investments and foreign
    currency related transactions                         --                 --             (3.09)
                                                     -------            -------          --------
Total dividends and distributions to shareholders         --                 --             (3.09)
                                                     -------            -------          --------
Anti-dilutive impact due to capital shares
  tendered or repurchased                               0.06               0.07                --
                                                     -------            -------          --------
Net asset value, end of period                         $7.30              $8.42            $10.35
                                                     =======            =======          ========
Market value, end of period                            $6.22              $6.88            $7.688
                                                     =======            =======          ========
Total investment return(a)                             (9.59)%           (10.50)%          (28.46)%
                                                     =======            =======          ========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)              $66,937            $90,771          $131,325
Ratio of expenses to average net assets (b)             1.90%              1.76%             1.91%(c)
Ratio of expenses to average net assets,
  excluding taxes                                       1.77%              1.74%             1.91%(c)
Ratio of net investment income/(loss) to
  average net assets                                   (1.89)%            (1.18)%           (1.50)%(c)
Portfolio turnover rate                                94.89%             82.16%            51.72%
------------------------------------------------------------------------------------------------------

^ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
*    Commencement of investment operations.
** Initial public offering price of $15.01 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
+    Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

================================================================================

14                               See accompanying notes to financial statements.

                                                                         FOR THE FISCAL YEARS ENDED MAY 31,
                                                    --------------------------------------------------------------------------
                                                     2000       1999       1998       1997       1996        1995       1994
                                                    -------    -------    -------    -------    -------     -------    -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                 $12.13     $16.37     $21.54     $20.95     $19.21      $20.91     $14.96
                                                    -------     ------    -------    -------    -------     -------    -------
Net investment income/(loss)                          (0.20)+    (0.04)+    (0.06)      0.10       0.27        0.11       0.13
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                 6.14      (2.41)     (1.40)      2.86       1.91        0.01       7.03#
                                                    -------     ------    -------    -------    -------     -------    -------
Net increase/(decrease) in net assets resulting
  from operations                                      5.94      (2.45)     (1.46)      2.96       2.18        0.12       7.16
                                                    -------     ------    -------    -------    -------     -------    -------
Dividends and distributions to shareholders:
  Net investment income                                  --         --      (0.09)     (0.27)     (0.04)      (0.04)     (0.15)
  Net realized gain on investments and foreign
    currency related transactions                        --      (1.96)     (3.62)     (2.10)     (0.40)      (1.78)     (1.06)
                                                    -------     ------    -------    -------    -------     -------    -------
Total dividends and distributions to shareholders        --      (1.96)     (3.71)     (2.37)     (0.44)      (1.82)     (1.21)
                                                    -------     ------    -------    -------    -------     -------    -------
Anti-dilutive impact due to capital shares
  tendered or repurchased                              0.29       0.17         --         --         --          --         --
                                                    -------     ------    -------    -------    -------     -------    -------
Net asset value, end of period                       $18.36     $12.13     $16.37     $21.54     $20.95      $19.21     $20.91
                                                    =======     ======    =======    =======    =======     =======    =======
Market value, end of period                         $13.508     $9.819    $13.008    $17.385    $17.385     $17.761    $22.764
                                                    =======     ======    =======    =======    =======     =======    =======
Total investment return (a)                           37.58%     (9.99)%    (4.57)%    14.31%      0.21%     (13.94)%    64.74%
                                                    =======     ======    =======    =======    =======     =======    =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)            $130,300    $94,026   $138,023   $181,627   $176,628    $161,925   $176,253
Ratio of expenses to average net assets (b)            2.24%      2.09%      2.32%      1.90%      1.77%       1.89%      1.81%
Ratio of expenses to average net assets,
  excluding taxes                                      2.04%      2.01%      1.82%      1.82%        --          --         --
Ratio of net investment income/(loss) to
  average net assets                                  (1.15)%    (0.33)%    (0.29)%     0.52%      1.40%       0.53%      0.63%
Portfolio turnover rate                              113.75%    179.66%    162.58%     42.14%     27.71%      14.29%     43.98%
-------------------------------------------------------------------------------------------------------------------------------

                                                      FOR THE PERIOD
                                                         JUNE 25,
                                                          1992*
                                                         THROUGH
                                                       MAY 31, 1993
                                                      --------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                       $13.85**
                                                          -------
Net investment income/(loss)                                 0.16
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                       1.20
                                                          -------
Net increase/(decrease) in net assets resulting
  from operations                                            1.36
                                                          -------
Dividends and distributions to shareholders:
  Net investment income                                     (0.14)
  Net realized gain on investments and foreign
    currency related transactions                           (0.11)
                                                          -------
Total dividends and distributions to shareholders           (0.25)
                                                          -------
Anti-dilutive impact due to capital shares
  tendered or repurchased                                      --
                                                          -------
Net asset value, end of period                             $14.96
                                                          =======
Market value, end of period                               $14.509
                                                          =======
Total investment return (a)                                  5.85%
                                                          =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $125,338
Ratio of expenses to average net assets (b)                  1.99%(c)
Ratio of expenses to average net assets,
  excluding taxes                                              --
Ratio of net investment income/(loss) to
  average net assets                                         2.02%(c)
Portfolio turnover rate                                     22.55%
--------------------------------------------------------------------------------

+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

================================================================================

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At November 30, 2002, the Fund held 30.56% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $28,475,603 and fair value of $20,457,363. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended November 30, 2002, the Fund did not incur such expense.

================================================================================

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. For the fiscal year ended November 30, 2002, the Fund incurred $116,416 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 2002, was $2,694,982, for which the Fund has received cash as collateral of $2,842,985. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Treasury STRIPs, Principal Only securities, with a value of $2,901,517. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

================================================================================

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in this particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater

================================================================================
than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At November 30, 2002, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended November 30, 2002, CSAM earned $899,134 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended November 30, 2002, CSAM was reimbursed $6,577 for administrative services rendered to the Fund.

Effective October 9, 2002, Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of $480,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended November 30, 2002, BSFM earned $103,912 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended November 30, 2002, Merrill was paid $43,632 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a Proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 9,164,221 shares outstanding at November 30, 2002, CSAM owned 14,333 shares.

 NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended November 30, 2002, purchases and sales of securities, other than short-term investments, were $76,337,937 and $82,438,544, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participates in a

================================================================================

$150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At November 30, 2002 and during the fiscal year ended November 30, 2002, the Fund had no borrowings under the Credit Facility.

 NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

At November 30, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                               -
Accumulated net realized loss                   $ (91,033,117)
Unrealized depreciation                           (13,281,781)
                                                -------------
Total distributable earnings                    $(104,314,898)
                                                =============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended November 30, 2002, the Fund elected to defer net realized losses of $95,167.

At November 30, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $90,937,950 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Sections limitations. Capital loss carryforward of $5,308,276, $47,300,891 and $17,356,479 expires in 2007, 2009 and 2010, respectively.

At November 30, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $80,456,453, $6,101,530, $(19,383,311) and $(13,281,781), respectively.

At November 30, 2002, the Fund reclassified from accumulated net realized gain on investment and foreign currency related transactions of $122,742 to accumulated net investment loss. In addition, the Fund reclassified $1,759,513 from accumulated net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

================================================================================

 NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of November 30, 2002, value per unit/share of such securities and percent of net assets which the securities comprise.

                                         NUMBER                                                                        PERCENT
                                           OF                                             FAIR VALUE AT   VALUE PER     OF NET
SECURITY                              UNITS/SHARES   ACQUISITION DATE(S)       COST         11/30/02      UNIT/SHARE    ASSETS
--------                              ------------   -------------------   ------------   -------------   ----------   -------
BPW Israel Ventures LLC                    601,006    10/05/00-07/05/01        $531,685        $417,227        $0.69      0.62
                                            17,250        01/03/02               16,066          11,975         0.69      0.02
                                           486,464        02/07/02              453,081         337,710         0.69      0.50
                                            17,250        07/01/02               16,066          11,975         0.69      0.02
                                         ---------                            ---------       ---------                  -----
                                         1,121,970                            1,016,898         778,887                   1.16
                                         ---------                            ---------       ---------                  -----
Concord Ventures II Fund L.P.            2,680,000    03/29/00-11/08/01       2,453,527       1,625,996         0.61      2.43
                                           120,000        03/22/02              113,274          72,806         0.61      0.11
                                           200,000        07/29/02              188,791         121,343         0.61      0.18
                                         ---------                            ---------       ---------                  -----
                                         3,000,000                            2,755,592       1,820,145                   2.72
                                         ---------                            ---------       ---------                  -----
Emerging Markets Ventures I L.P.         5,799,285    01/22/98-01/10/01       5,779,118       4,064,313         0.70      6.07
                                           791,499        10/01/02              772,387         554,706         0.70      0.83
                                         ---------                            ---------       ---------                  -----
                                         6,590,784                            6,551,505       4,619,019                   6.90
                                         ---------                            ---------       ---------                  -----
Exxel Capital Partners V, L.P.           1,897,761    05/11/98-12/03/98       2,073,280         502,770         0.26      0.75
                                         ---------                            ---------       ---------                  -----
Formula Ventures L.P.                    1,306,092    08/06/99-11/30/01       1,017,235         714,563         0.55      1.07
                                            54,095        03/04/02               44,617          29,596         0.55      0.04
                                            39,560        07/03/02               32,628          21,643         0.55      0.03
                                         ---------                            ---------       ---------                  -----
                                         1,399,747                            1,094,480         765,802                   1.14
                                         ---------                            ---------       ---------                  -----
Giza GE Venture Fund III, L.P.           1,100,000    01/31/00-09/24/01         971,356         658,724         0.60      0.98
                                           275,000        05/28/02              259,069         164,681         0.60      0.25
                                         ---------                            ---------       ---------                  -----
                                         1,375,000                            1,230,425         823,405                   1.23
                                         ---------                            ---------       ---------                  -----
Independent Network Television,
    Series II                            1,000,000        07/06/98            1,000,000         500,000         0.50      0.75
                                         ---------                            ---------       ---------                   ----
International Wireless
    Communications Holdings Corp.           15,092        12/08/97              414,568               0         0.00      0.00
                                         ---------                            ---------       ---------                   ----
J.P. Morgan Latin America
    Capital Partners (Cayman), L.P.        544,018    04/10/00-06/28/01         535,946         450,518         0.83      0.67
                                         ---------                            ---------       ---------                   ----

================================================================================

                                         NUMBER                                                                        PERCENT
                                           OF                                             FAIR VALUE AT   VALUE PER     OF NET
SECURITY                              UNITS/SHARES   ACQUISITION DATE(S)       COST         11/30/02      UNIT/SHARE    ASSETS
--------                              ------------   -------------------   ------------   -------------   ----------   -------
J.P. Morgan Latin America Capital
    Partners (Delaware), L.P.              801,597    04/10/00-06/28/01     $   539,194     $   400,574      $  0.50      0.60
                                            61,177        12/27/01               48,640          30,571         0.50      0.05
                                           224,243        03/22/02              183,130         112,059         0.50      0.17
                                            11,058        05/10/02                9,271           5,526         0.50      0.01
                                            20,316        09/30/02               16,969          10,152         0.50      0.01
                                         ---------                          -----------     -----------                  -----
                                         1,118,391                              797,204         558,882                   0.84
                                         ---------                          -----------     -----------                  -----
Jamaican Assets I, L.P.                    661,454    10/20/97-04/18/01         791,871       3,034,050         4.59      4.53
                                         ---------                          -----------     -----------                  -----
K.T. Concord Venture Fund L.P.           2,000,000    12/08/97-09/29/00       2,246,245       1,425,657         0.71      2.13
                                         ---------                          -----------     -----------                  -----
Neurone Ventures II, L.P.                  172,500    11/24/00-06/25/01         140,703         117,974         0.68      0.18
                                            52,500        12/13/01               47,738          35,905         0.68      0.05
                                            45,000        06/17/02               40,918          30,776         0.68      0.05
                                         ---------                          -----------     -----------                  -----
                                           270,000                              229,359         184,655                   0.28
                                         ---------                          -----------     -----------                  -----
NexusData, Inc.                             16,800    01/10/00-02/28/00         189,000               0         0.00      0.00
                                         ---------                          -----------     -----------                  -----
The Renaissance Fund LDC                       160    03/30/94-03/21/97         548,072         138,434       865.24      0.21
                                         ---------                          -----------     -----------                  -----
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG                   500,000        12/21/00              413,837         335,995         0.67      0.50
                                           250,000        03/04/02              190,365         154,558         0.67      0.23
                                         ---------                          -----------     -----------                  -----
                                           750,000                              604,202         490,553                   0.73
                                         ---------                          -----------     -----------                  -----
Technology Crossover
    Ventures IV, L.P.                      954,600    03/08/00-08/20/01         769,227         661,134         0.69      0.99
                                           117,600        12/03/01               96,947          81,447         0.69      0.12
                                           200,000        08/07/02              166,146         138,515         0.69      0.21
                                         ---------                          -----------     -----------                  -----
                                         1,272,200                            1,032,320         881,096                   1.32
                                         ---------                          -----------     -----------                  -----
TeleSoft Partners L.P.                   1,250,000    07/22/97-06/07/01         829,940         348,100         0.28      0.52
                                         ---------                          -----------     -----------                  -----
TeleSoft Partners II QP, L.P.              900,000    07/14/00-01/25/01         722,395         395,721         0.44      0.59
                                         ---------                          -----------     -----------                  -----

================================================================================

                                         NUMBER                                                                        PERCENT
                                           OF                                             FAIR VALUE AT   VALUE PER     OF NET
SECURITY                              UNITS/SHARES   ACQUISITION DATE(S)       COST         11/30/02      UNIT/SHARE    ASSETS
--------                              ------------   -------------------   ------------   -------------   ----------   -------
TVG Asian Communications
    Fund II, L.P.                        1,345,117    06/07/00-11/08/01     $ 1,238,981     $   893,845        $0.66      1.34
                                            85,487        01/02/02               77,567          56,807         0.66      0.09
                                            25,785        04/02/02               23,396          17,134         0.66      0.03
                                            12,058        04/25/02               10,941           8,013         0.66      0.01
                                           113,413        05/06/02              102,906          75,364         0.66      0.11
                                            19,015        06/28/02               17,253          12,636         0.66      0.02
                                            54,725        07/29/02               49,655          36,365         0.66      0.05
                                            71,986        09/24/02               65,317          47,836         0.66      0.07
                                         ---------                          -----------     -----------                  -----
                                         1,727,586                            1,586,016       1,148,000                   1.72
                                         ---------                          -----------     -----------                  -----
Walden-Israel Ventures III, L.P.           178,750    02/23/01-09/21/01         147,947         116,344         0.65      0.17
                                            41,250        06/19/02               34,141          26,848         0.65      0.04
                                         ---------                          -----------     -----------                  -----
                                           220,000                              182,088         143,192                   0.21
                                         ---------                          -----------     -----------                  -----
Total                                                                       $26,431,406     $19,008,886                  28.40
                                                                            ===========     ===========                  =====

The Fund may incur certain costs in connection with the disposition of the above securities.

 NOTE H. SELF-TENDER OFFERS

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which included the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, the Fund completed tender offers for 15% of its outstanding shares in November 2002 (1,617,215 shares) and November 2001 (1,902,606 shares), at a price of $6.53 and $7.89, respectively, per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

================================================================================

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

As explained in Note A, the financial statements include securities valued at $20,457,363 (30.56% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
January 17, 2003

================================================================================

 RESULTS OF MEETINGS OF SHAREHOLDERS (UNAUDITED)

On March 21, 2002, the Annual Meeting Of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

                                                     WITHHOLD
NAME OF DIRECTOR                            FOR      AUTHORIY
----------------                         ---------   --------
William W. Priest, Jr.                   9,087,501    320,187
Martin M. Torino                         9,114,427    293,261

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau and Richard W. Watt continued as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer. Subsequent to November 30, 2002, Mr. Watt resigned as Director, President and Chief Investment Officer.

On October 9, 2002, a Special Meeting Of Shareholders of the Fund was held and the following matter was approved:

(1) To approve a Sub-Investment Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management (Australia) Limited.

                                            FOR       AGAINST    ABSTAIN
                                         ---------   --------   --------
                                         8,123,171    256,396    903,126

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

================================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

================================================================================

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.

================================================================================

 ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

The following table sets forth certain information regarding the directors and officers* of the Fund.

                                                                             LENGTH OF SERVICE AS   MEMBERSHIP ON BOARDS OF
                                                                              DIRECTOR AND TERM        OTHER REGISTERED
                                POSITION(S)   CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP             INVESTMENT
                                 HELD WITH      AND PRINCIPAL EMPLOYMENT         ON BOARD OF             COMPANIES AND
NAME AND ADDRESS (AGE)             FUND        DURING THE PAST FIVE YEARS         THE FUND          PUBLICLY HELD COMPANIES
-----------------------------   -----------   ----------------------------   --------------------   -----------------------
Enrique R. Arzac (61)           Director      Professor of Finance and       Since 1996; current    Director of seven other
  c/o CSAM                                    Economics, Graduate School     term ends at the       CSAM-advised investment
  466 Lexington Avenue                        of Business, Columbia          2004 annual meeting.   companies; Director of
  New York, NY 10027                          University (1971-present).                            The Adams Express
                                                                                                    Company (a closed-end
                                                                                                    investment company);
                                                                                                    Director of Petroleum
                                                                                                    and Resources
                                                                                                    Corporation (a
                                                                                                    closed-end investment
                                                                                                    company).

James J. Cattano (58)           Director      President, Primary Resource    Since 1993; current    Director of three other
  55 Old Field Point Road                     Inc. (an international         term ends at the       CSAM-advised investment
  Greenwich, CT 06830                         trading and manufacturing      2004 annual meeting.   companies.
                                              company specializing in the
                                              sale of agricultural
                                              commodities throughout Latin
                                              American markets)
                                              (10/96-present).

George W. Landau (82)           Director      Senior Advisor, Latin          Since 1993; current    Director of four other
  Two Grove Isle Drive                        America, The Coca-Cola         term ends at the       CSAM-advised investment
  Coconut Grove, FL 33133                     Company (1988-present).        2003 annual meeting.   companies; Director of
                                                                                                    Emigrant Savings Bank,
                                                                                                    Director of GAM Funds,
                                                                                                    Inc.

Martin M. Torino (52)           Director      Chief Executive Officer and    Since 1993; current    Director of two other
  c/o CSAM                                    Director of Celsur Logistica   term ends at the       CSAM-advised investment
  466 Lexington Avenue                        S.A. (Logistics)               2005 annual meeting.   companies.
  New York, NY 10017                          (1/02-present); Chairman of
                                              the Board of Ingenio y
                                              Refineria San Martin Del
                                              Tabacal S.A. (a sugar
                                              refinery) (8/96-2000).

================================================================================

                                                                             LENGTH OF SERVICE AS   MEMBERSHIP ON BOARDS OF
                                                                              DIRECTOR AND TERM         OTHER REGISTERED
                                POSITION(S)   CURRENT PRINCIPAL OCCUPATION      OF MEMBERSHIP               INVESTMENT
                                 HELD WITH      AND PRINCIPAL EMPLOYMENT         ON BOARD OF              COMPANIES AND
NAME AND ADDRESS (AGE)             FUND        DURING THE PAST FIVE YEARS         THE FUND          PUBLICLY HELD COMPANIES
-----------------------------   -----------   ----------------------------   --------------------   -----------------------
William W. Priest, Jr.** (61)   Director      Senior Partner and Fund        Since 1997; current    Director of fifty-eight
  12 East 49th Street                         Manager of Steinberg Priest    term ends at the       other CSAM-advised
  New York, NY 10017                          and Sloane Capital             2005 annual meeting.   investment companies.
                                              Management (3/01-present);
                                              Chairman and Managing
                                              Director of CSAM
                                              (5/00-2/01); Chief Executive
                                              Officer and Managing
                                              Director of CSAM
                                              (11/89-5/00).

Laurence R. Smith (44)          Chairman of   Global Chief Investment        N/A                    N/A
  c/o CSAM                      the Fund,     Officer and Managing
  466 Lexington Avenue          Chief         Director of CSAM (6/99-
  New York, NY 10017            Executive     present); Managing Director
                                Officer and   of J.P. Morgan Investment
                                President     Management (1981-1999).

Richard W. Watt**+ (43)         President     Managing Director of CSAM      Since 1995; current    Director of four other
  c/o CSAM                      and           (7/96-present).                term ends at the       CSAM-advised investment
  466 Lexington Avenue          Director                                     2003 annual meeting.   companies.
  New York, NY 10017

Hal Liebes (38)                 Senior Vice   Global General Counsel of      N/A                    N/A
  c/o CSAM                      President     CSAM (7/02-present);
  466 Lexington Avenue                        Managing Director of CSAM
  New York, NY 10017                          (12/99-present); Director
                                              and General Counsel of CSAM
                                              (3/97-12/99).

Michael A. Pignataro (43)       Chief         Director of CSAM               N/A                    N/A
  c/o CSAM                      Financial     (1/01-present); Vice
  466 Lexington Avenue          Officer and   President of CSAM
  New York, NY 10017            Secretary     (12/95-12/00).

Rocco A. Del Guercio (39)       Vice          Vice President of CSAM         N/A                    N/A
  c/o CSAM                      President     (1/01-present); Assistant
  466 Lexington Avenue                        Vice President of CSAM
  New York, NY 10017                          (1/99-12/00); Administrative
                                              Officer of CSAM (6/96-12/98).

Robert M. Rizza (37)            Treasurer     Assistant Vice President of    N/A                    N/A
  c/o CSAM                                    CSAM (1/01-present);
  466 Lexington Avenue                        Administrative Officer of
  New York, NY 10017                          CSAM (3/98-12/00); Assistant
                                              Treasurer of Bankers Trust
                                              Co. (4/94-3/98).
---------------------------------------------------------------------------------------------------------------------------

*   The officers of the Fund shown are officers that make policy decisions.
** Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended ("1940 Act"). Messrs. Priest and Watt are interested persons of the Fund by virtue of their current or former positions as directors and/or officers of CSAM.
+ Subsequent to November 30, 2002, Mr. Watt resigned as Director, President and Chief Investment Officer.

================================================================================

 ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A recently adopted Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets telecommunications company securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' advance notice. As of November 30, 2002, 89.20% of the Fund's net assets were invested in emerging markets telecommunications company securities.

================================================================================

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

================================================================================

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAM managed over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
================================================================================

 DIRECTORS AND CORPORATE OFFICERS                  ADMINISTRATOR

Enrique R. Arzac        Director                  Bear Stearns Funds Management
                                                  Inc.
James J. Cattano        Director                  383 Madison Avenue
                                                  New York, NY 10179
George W. Landau        Director
                                                   CUSTODIAN
William W. Priest, Jr.  Director
                                                  Brown Brothers Harriman & Co.
Martin M. Torino        Director                  40 Water Street
                                                  Boston, MA 02109
Laurence R. Smith       Chairman of the Fund,
                        Chief Executive Officer    SHAREHOLDER SERVICING AGENT
                        and President
                                                  Fleet National Bank
Yaroslaw Aranowicz      Chief Investment Officer  (c/o EquiServe, L.P.)
                                                  P.O. Box 43010
Emily Alejos            Investment Officer        Providence, RI 02940

Hal Liebes              Senior Vice President      INDEPENDENT ACCOUNTANTS

Michael A. Pignataro    Chief Financial Officer   PricewaterhouseCoopers LLP
                        and Secretary             Two Commerce Square
                                                  Philadelphia, PA 19103
Rocco A. Del Guercio    Vice President
                                                   LEGAL COUNSEL
Robert M. Rizza         Treasurer
                                                  Willkie Farr & Gallagher
 INVESTMENT ADVISER                               787 Seventh Avenue
                                                  New York, NY 10019
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                       [EYE LISTED NYSE(R) LOGO]
================================================================================
                                                                      3018-AR-02